Exhibit 10.1

AMENDMENT NO. 5 TO

THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of December 11, 2019, is entered into among SAExploration, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, each Lender set forth on Schedule A hereto under the heading “Fifth Amendment Effective Date Incremental Lender” (each, a “Fifth Amendment Effective Date Incremental Lender” and, collectively, the “Fifth Amendment Effective Date Incremental Lenders”), the other Lenders party to the Agreement (as defined below) all of which are also parties hereto (such Lenders, collectively, with the Fifth Amendment Effective Date Incremental Lenders, “All Lenders”), and Cantor Fitzgerald Securities, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”).

WITNESSETH:

WHEREAS, reference is made to that certain Third Amended and Restated Credit and Security Agreement dated as of September 26, 2018, entered into among the Borrower, the Guarantors party thereto, the Lenders party thereto and Agent (as amended, modified, supplemented and in effect immediately prior to the effectiveness of this Amendment, the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as amended by this Amendment);

WHEREAS, the Borrower has requested that the Fifth Amendment Effective Date Incremental Lenders issue the Fifth Amendment Effective Date Advance Commitments (as defined below) and provide the Fifth Amendment Effective Date Advances (as defined below) to the Borrower, in each case, on the Fifth Amendment Effective Date (as defined below);

WHEREAS, the Borrower has requested that the Fifth Amendment Additional Advance Lenders (as defined below) issue the Fifth Amendment Additional Commitments (as defined below) and provide the Fifth Amendment Additional Advances (as defined below) to the Borrower in each case, on and as of the Fifth Amendment Additional Advance Date (as defined below);

WHEREAS, the Fifth Amendment Effective Date Incremental Lenders have agreed to issue the Fifth Amendment Effective Date Advance Commitments and to provide the Fifth Amendment Effective Date Advances to the Borrower on the Fifth Amendment Effective Date, in each case, subject to the terms and conditions set forth in the Agreement, as amended by this Amendment;

WHEREAS, the Fifth Amendment Additional Advance Lenders, in their sole and absolute discretion (and without any obligation to do so), may agree on the Fifth Amendment Additional Advance Date to issue the Fifth Amendment Additional Advances to the Borrower on the Fifth Amendment Additional Advance Date, in each case, subject to the terms and conditions set forth in the Agreement, as amended by this Amendment;

WHEREAS, the Borrower has requested that All Lenders (i) consent to the Borrower incurring the Fifth Amendment Effective Date Advance Commitments and the Fifth Amendment Effective Date Advances on the Fifth Amendment Effective Date, (ii) consent to the Borrower incurring the Fifth Amendment Additional Commitments and the Fifth Amendment Additional Advances on the Fifth Amendment Additional Advance Date, (iii) consent to the Fifth Amendment Effective Date Incremental Lenders issuing the Fifth Amendment Effective Date Advance Commitments and providing the Fifth Amendment Effective Date Advances to the Borrower on the Fifth Amendment Effective Date, (iv) consent to the Fifth Amendment Additional Advance Lenders issuing the Fifth Amendment Additional Commitments and providing the Fifth Amendment Additional Advances to the Borrower on the Fifth Amendment Additional Advance Date, and (v) agree to amend the Agreement to effect the changes thereto described in this Amendment; and

WHEREAS, All Lenders have agreed to (i) consent to the Borrower incurring the Fifth Amendment Effective Date Advance Commitments and the Fifth Amendment Effective Date Advances on the Fifth Amendment Date, (ii) consent to the Borrower incurring the Fifth Amendment Additional Commitments and the Fifth Amendment Additional Advances on the Fifth Amendment Additional Advance Date, (iii) consent to the Fifth Amendment Effective Date Incremental Lenders issuing the Fifth Amendment Effective Date Advance Commitments and providing the Fifth Amendment Effective Date Advances to the Borrower on the Fifth Amendment Effective Date, (iv) consent to the Fifth Amendment Additional Advance Lenders issuing the Fifth Amendment Additional Commitments and providing the Fifth Amendment Additional Advances to the Borrower on the Fifth Amendment Additional Advance Date, and (v) amend the Agreement to effect the changes thereto described in this Amendment, in each case, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1. Fifth Amendment Effective Date Advance Commitment Request.

Notwithstanding anything in the Agreement to the contrary, by delivering its signature hereto:

(i) the Borrower hereby requests the issuance of the Fifth Amendment Effective Date Advance Commitments from the Fifth Amendment Effective Date Incremental Lenders in an aggregate principal amount of $5,000,000; and

(ii) each of the Fifth Amendment Effective Date Incremental Lenders hereby agrees to issue their respective Fifth Amendment Effective Date Advance Commitments to the Borrower pursuant to the terms and conditions hereof.

2. I. Fifth Amendment Effective Date Advance Commitments and Fifth Amendment Effective Date Advances.

a) Notwithstanding anything in the Agreement to the contrary, subject to the occurrence of the Fifth Amendment Effective Date, each Fifth Amendment Effective Date Incremental Lender agrees, severally and not jointly, to make an Advance (each, a “Fifth Amendment Effective Date Advance” and, collectively, the “Fifth Amendment Effective Date Advances”) to the Borrower in an aggregate principal amount equal to the amount set forth opposite such Fifth Amendment Effective Date Incremental Lender’s name on Schedule A hereto (such amount for such Fifth Amendment Effective Date Incremental Lender, its “Fifth Amendment Effective Date Advance Commitment” and all such amounts for all the Fifth Amendment Effective Date Incremental Lenders, collectively, the “Fifth Amendment Effective Date Advance Commitments”, on the terms set forth herein and in the Agreement, as amended hereby, subject to the conditions set forth herein.

b) The Fifth Amendment Effective Date Advances shall be deemed to be “Advances” as defined in the Agreement (as amended hereby) for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Advances outstanding on the date hereof immediately prior to the Fifth Amendment Effective Date, except as otherwise set forth in this Amendment. For the avoidance of all doubt: (i) the Maturity Date for the Fifth Amendment Effective Date Advances shall be the Maturity Date applicable to all Advances outstanding on the date hereof immediately prior to the Fifth Amendment Effective Date; and (ii) the Fifth Amendment Effective Date Advances shall bear interest at the Interest Rate(as defined in the Agreement as in effect on the date hereof immediately prior to the Fifth Amendment Effective Date).

c) The parties hereto intend that the Fifth Amendment Effective Date Advances shall be remitted to Borrower as a single advance on the Fifth Amendment Effective Date. All payments and prepayments with respect to the Fifth Amendment Effective Date Advances shall be applied as provided in Section 2.4(e) of the Agreement. Amounts repaid or prepaid in respect of the Fifth Amendment Effective Date Advances may not be reborrowed. The Fifth Amendment Effective Date Advance Commitment of each Fifth Amendment Effective Date Incremental Lender shall terminate automatically upon the funding of such Lender’s respective Fifth Amendment Effective Date Advance on the Fifth Amendment Effective Date.

II. Fifth Amendment Additional Commitments and Fifth Amendment Additional

Advances.

a) At any time after the Fifth Amendment Effective Date, the Borrower may request the issuance of the Fifth Amendment Additional Commitments from the Fifth Amendment Effective Date Incremental Lenders in an aggregate principal amount of up to $5,000,000. Upon receipt of such request, each Fifth Amendment Effective Date Incremental Lender may, in its sole and absolute discretion (and without any obligation to do so), accept such request (each such accepting Fifth Amendment Effective Date Incremental Lender, a “Fifth Amendment Additional Advance Lender”) and agree to issue its pro rata share (based on its Fifth Amendment Effective Date Advance Commitments as a portion of the aggregate Fifth Amendment Effective Date Advance Commitments) of the requested Fifth Amendment Additional Commitments (or such other portion of such Fifth Amendment Additional Commitments as the Fifth Amendment Additional Advance Lenders and the Borrower shall agree) (such amount, such Fifth Amendment Additional Advance Lender’s “Fifth Amendment Additional Commitment” and all such amounts for all Fifth Amendment Additional Advance Lenders, collectively, the “Fifth Amendment Additional Commitments”).

b) Notwithstanding anything in the Agreement to the contrary, by agreeing to become a Fifth Amendment Additional Advance Lender, each Fifth Amendment Additional Advance Lender shall agree, subject to the occurrence of the Fifth Amendment Additional Advance Date, severally and not jointly, to make an Advance (each, a “Fifth Amendment Additional Advance” and, collectively, the “Fifth Amendment Additional Advances”) to the Borrower in an aggregate principal amount equal to such Fifth Amendment Additional Advance Lender’s Fifth Amendment Additional Commitment, on the terms set forth herein and in the Agreement, as amended hereby, subject to the conditions set forth herein.

c) The “Fifth Amendment Additional Advance Date” shall occur on the first date that each of the following conditions are satisfied or waived by the Fifth Amendment Additional Advance Lenders:

i) the Fifth Amendment Additional Advance Lenders shall have agreed in writing to issue all or a portion of the requested Fifth Amendment Additional Commitments in accordance with the terms of this Amendment;

ii) the Agent shall have received a Fifth Amendment Additional Advance Request no later than 11:00 a.m. (New York City time) one Business Day prior to the requested date of the borrowing of the Fifth Amendment Additional Advance Date;

iii) each of the conditions set forth in clauses a) – c), e), f) and m) of Section 4 of this Amendment;

iv) the Forbearance Agreement (as defined below) shall be in full force and effect, and no Termination Event (as defined therein) shall have occurred thereunder (it being agreed that the Agent may assume the Forbearance Agreement is in full force and effect unless it has received written notice to the contrary from the Supermajority Lenders), or all Existing Defaults (as defined in the Forbearance Agreement) and Potential Defaults (as defined in the Forbearance Agreement) shall have been permanently waived in accordance with the terms and provisions of the Agreement;

v) pursuant to and in accordance with the Warrant Agreement (as defined below), to the maximum extent not prohibited by applicable laws, rules, and regulations (including all applicable Nasdaq Listing Rules), Parent shall have issued to each Fifth Amendment Additional Advance Lender its pro rata share (based on such Fifth Amendment Additional Advance Lender’s Fifth Amendment Additional Commitments as a portion of the aggregate Fifth Amendment Additional Commitments) of an aggregate amount of Fifth Amendment Warrants equal to the lesser of (x) the maximum number of Fifth Amendment Warrants permitted to be issued to the Fifth Amendment Additional Advance Lenders under applicable laws, rules, and regulations (including all applicable Nasdaq Listing Rules), and (y) the number of Fifth Amendment Warrants sufficient to cause the Fifth Amendment Additional Warrants Issuance Date to occur (it being agreed that such Warrants (as defined in the Series F Warrant Agreement) shall be delivered directly by Parent to each Fifth

Amendment Additional Advance Lender and the Agent may assume each Fifth Amendment Effective Date Additional Advance Lender has received such Warrants (as defined in the Series F Warrant Agreement) unless it has received written notice to the contrary from such Fifth Amendment Effective Date Additional Advance Lender);

vi) the representations and warranties of Borrower and each other Loan Party or its Subsidiaries contained in the Agreement and in the other Loan Documents shall be true and correct in all material respects (except as affected or impacted by the Ongoing Material Events, as defined below) and except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of the Fifth Amendment Additional Advance Date (before and after giving effect to making the Fifth Amendment Additional Advances), as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date);

vii) no Default or Event of Default (other than the Existing Defaults (as defined in the Forbearance Agreement and the Potential Defaults (as defined in the Forbearance Agreement)) shall have occurred and be continuing on the Fifth Amendment Additional Advance Date, nor shall either result from the making thereof;

viii) after giving effect to the making of the Fifth Amendment Additional Advances, the aggregate amount of all outstanding Advances under the Agreement (excluding any Protective Advances) shall not exceed the Maximum Amount;

ix) the Agent and the Lenders shall have received a legal opinion from counsel to the Borrower in form and substance reasonably satisfactory to the Fifth Amendment Additional Advance Lenders;

x) the Agent and the Lenders shall have received an officer’s certificate from an Authorized Person of Borrower, in form and substance reasonably satisfactory to the Fifth Amendment Additional Advance Lenders affirming that the conditions precedent in the foregoing sub-clauses (vi), (vii) and (viii) have been satisfied; and

xi) the Borrower shall have paid all costs and expenses of the Agent and Lenders (i) incurred by or on behalf of the Agent or Fifth Amendment Additional Advance Lenders (including reasonable attorneys’ fees and expenses) arising under or in connection with the preparation, execution and delivery of this Amendment or the other deliverables contemplated by this Section 2(II), and (ii) invoiced and outstanding on the Fifth Amendment Additional Advance Date.

d) The Fifth Amendment Additional Advances shall be deemed to be “Advances” as defined in the Agreement (as amended hereby) for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Advances outstanding immediately prior to the Fifth Amendment Additional Advance Date, except as otherwise set forth in this Amendment. For the avoidance of all doubt: (i) the Maturity Date for the Fifth Amendment Additional Advances shall be the Maturity Date applicable to all Advances outstanding immediately prior to the Fifth Amendment Additional Advance Date; and (ii) the Fifth Amendment Additional Advances shall bear interest at the Interest Rate (as defined in the Agreement, as amended by this Amendment, as in effect immediately prior to the Fifth Amendment Additional Advance Date).

e) The parties hereto intend that the Fifth Amendment Additional Advances (if made) shall be remitted to Borrower as a single advance on the Fifth Amendment Additional Advance Date. Amounts repaid or prepaid in respect of the Fifth Amendment Additional Advances may not be reborrowed. All payments and prepayments with respect to the Fifth Amendment Additional Advances shall be applied as provided in Section 2.4(e) of the Agreement Each Fifth Amendment Additional Advance Lender’s Fifth Amendment Additional Commitment shall terminate automatically upon the funding of such Fifth

Amendment Additional Advance Lender’s respective Fifth Amendment Additional Advance on the Fifth Amendment Additional Advance Date.

f) Notwithstanding Section 15.1 or any other provision of the Agreement, the parties authorize and agree that the Loan Parties and the Fifth Amendment Additional Advance Lenders may further amend and modify the Agreement (as amended by this Amendment and as otherwise amended or modified from time to time) and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Loan Parties and the Fifth Amendment Additional Advance Lenders, to effect the provisions of this Section 2(II).

3. Amendments. Effective as of the Fifth Amendment Effective Date, All Lenders, the Agent, the Borrower, and each of the Guarantors hereby agree as follows:

a) The following defined terms are added to Schedule 1.1A to the Agreement in the appropriate alphabetical order:

“Fifth Amendment” means that certain Amendment No. 5 to Third Amended and Restated Credit and Security Agreement, dated as of the Fifth Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Fifth Amendment Effective Date Incremental Lenders party thereto, the other Lenders party thereto and the Agent.

“Fifth Amendment Additional Advance” and “Fifth Amendment Additional Advances” shall have the meaning set forth in the Fifth Amendment. For the avoidance of doubt, the Fifth Amendment Additional Advances are not Subsequent Advances.

“Fifth Amendment Additional Advance Date” shall have the meaning set forth in the Fifth Amendment.

“Fifth Amendment Additional Advance Lender” shall have the meaning set forth in the Fifth Amendment.

“Fifth Amendment Additional Advance Request” shall mean a written request in the form of a Borrowing Certificate for the funding of the Fifth Amendment Additional Advances.

“Fifth Amendment Additional Commitment” and “Fifth Amendment Additional Commitments” shall have the meaning set forth in the Fifth Amendment. For the avoidance of doubt, the Fifth Amendment Additional Commitments are not Subsequent Advance Commitments.

“Fifth Amendment Additional Warrants Issuance Date” means, following the Fifth Amendment Additional Advance Date, the date on which Fifth Amendment Warrants issuable to the Fifth Amendment Additional Advance Lenders exercisable for an aggregate number of Common Shares (as defined in the Series F Warrant Agreement) equal to 10% (as of the Fifth Amendment Additional Advance Date) of the outstanding Common Shares of Parent on a fully diluted basis, assuming the exercise or conversion (as applicable) of such Warrants and all other outstanding Convertible Securities (as defined in the Series F Warrant Agreement) (the amount of such Warrants to be reduced in proportion to the amount by which the aggregate Fifth Amendment Additional Commitments in effect as of such date are less than $5,000,000), shall have been issued to the Fifth Amendment Additional Advance Lenders in accordance with the Series F Warrant Agreement and Section 6.19 of this Agreement.

“Fifth Amendment Effective Date” shall mean December [11], 2019, subject to the satisfaction of the conditions to effectiveness set forth in Section [4] of the Fifth Amendment.

“Fifth Amendment Effective Date Advance Request” shall mean a written request in the form of a Borrowing Certificate for the funding of the Fifth Amendment Effective Date Advances.

“Fifth Amendment Effective Date Advance” and “Fifth Amendment Effective Date

Advances” shall have the meaning set forth in the Fifth Amendment. For the avoidance of doubt, the Fifth Amendment Effective Date Advances are not Subsequent Advances.

“Fifth Amendment Effective Date Advance Commitment” and “Fifth Amendment Effective Date Advance Commitments” shall have the meaning set forth in the Fifth Amendment. For the avoidance of doubt, the Fifth Amendment Effective Date Advance Commitments are not Subsequent Advance Commitments.

“Fifth Amendment Effective Date Incremental Lender” and “Fifth Amendment Effective Date Incremental Lenders” shall have the meaning set forth in the Fifth Amendment.

“Fifth Amendment Warrant Approvals” shall have the meaning given to such term in Section 6.19 of this Agreement.

“Fifth Amendment Warrants” means the Warrants (as defined in the Series F Warrant Agreement) to be issued to the Fifth Amendment Effective Date Incremental Lenders and, if applicable, to the Fifth Amendment Additional Advance Lenders, in each case pursuant to Section 2.01(a) of the Series F Warrant Agreement and Section 6.19 of this Agreement.

“Fifth Amendment Warrants Issuance Date” means the date on which Fifth Amendment Warrants issuable to the Fifth Amendment Effective Date Incremental Lenders exercisable for an aggregate number of Common Shares (as defined in the Series F Warrant Agreement) equal to 10% (as of the Fifth Amendment Effective Date) of the outstanding Common Shares of Parent on a fully diluted basis, assuming the exercise or conversion (as applicable) of such Warrants and all other outstanding Convertible Securities (as defined in the Series F Warrant Agreement), shall have been issued to the Fifth Amendment Effective Date Incremental Lenders in accordance with the Series F Warrant Agreement and Section 6.19 of this Agreement.

“Series F Warrant Agreement” shall have the meaning set forth in the Fifth Amendment.

b) The following defined terms in Schedule 1.1a to the Agreement are hereby amended and restated as follows:

“Advances” means, collectively, the Closing Date Subsequent Advance, each other Subsequent Advance, each Protective Advance, the Fifth Amendment Effective Date Advances, and the Fifth Amendment Additional Advances (if any).

“Commitment” means, with respect to each Lender, the sum of such Lender’s Subsequent Advance Commitments, Fifth Amendment Effective Date Advance Commitments, and Fifth Amendment Additional Commitments (if any); provided, however, that (x) the Fifth Amendment Effective Date Advance Commitments shall automatically and irrevocably terminate on the Fifth Amendment Effective Date after giving effect to the Fifth Amendment Effective Date Advances, and (y) the Fifth Amendment Additional Commitments (if any) shall automatically and irrevocably terminate on the Fifth Amendment Additional Advance Date after giving effect to the Fifth Amendment Additional Advances.

“Maximum Amount” means $35,000,000.00, provided that the Maximum Amount shall be automatically decreased immediately and without further action by the amount of any repayment or prepayment of Fifth Amendment Effective Date Advances repaid or prepaid; provided further that the Maximum Amount shall be automatically increased by the aggregate amount of the Fifth Amendment Additional Commitments upon and subject to the occurrence of the Fifth Amendment Additional Advance Date, and shall be automatically decreased immediately and without further action by the amount of any repayment or prepayment of Fifth Amendment Additional Advances repaid or prepaid.

“Obligations” means all loans (including the Subsequent Advances (including the Closing Date Subsequent Advance) and all other Advances (including the Fifth Amendment Effective Date

Advances, the Fifth Amendment Additional Advances (if any), any Protective Advances and all Overadvance Amounts)), debts, principal, interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), premiums, liabilities, obligations (including indemnification obligations), all Obligations (as defined in the Second Amended and Restated Agreement), fees (including the fees referenced in Section 2.12 hereof), Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties (and, in regard to the Guarantors, the Guaranteed Obligations and all other obligations owed by the Guarantors under the Guaranty), and all covenants, duties and amounts of any other kind and description owing by any Loan Party pursuant to or evidenced by this Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, liquidated or unliquidated, determined or undetermined, voluntary or involuntary, due, not due or to become due, sole, joint, several or joint and several, incurred in the past or now existing or hereafter arising, however arising, and including all interest not paid when due, and all other expenses or other amounts that Borrower or any other Loan Party is required to pay or reimburse pursuant to the Loan Documents or by law or otherwise in connection with the Loan Documents. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

“Subsequent Advance” means any Advances (including the Closing Date Subsequent Advance) made pursuant to Section 2.1(f) in the maximum aggregate principal amount, together with all other Subsequent Advances outstanding, not to exceed an amount equal to the Maximum Amount, minus the Fifth Amendment Effective Date Advance then outstanding, minus any Fifth Amendment Additional Advances then outstanding. In regards to each Lender, the Subsequent Advance shall mean such Lender’s portion of any Subsequent Advance requested by Borrower.

c) Section 2.1(i) of the Agreement is amended and restated in its entirety as set forth below:

“(i) The Borrower shall be permitted to terminate all of the Subsequent Advance Commitments, Fifth Amendment Effective Date Advance Commitments (if any), and Fifth Amendment Additional Commitments (if any) in connection with Borrower terminating the Credit Facility in accordance with Section 2.9(a)(ii) hereof.”

d) Section 2.4(e) of the Agreement is amended and restated in its entirety as set forth below:

(e) Application of Payments.

(i) At all times during which an Event of Default is not continuing (unless otherwise specified herein), all amounts paid by Borrower to the Agent for the benefit of the Lenders in respect of the Obligations (other than (x) payments specifically earmarked by Borrower under Section 2.4(c) for application to certain principal, interest, fees or expenses hereunder, (y) regularly scheduled interest payments (whether at the Default Rate or otherwise) and (z) payments required to be made pursuant to Section 1(g)(ii), Section 1(g)(iii) and Section (1)(l), in each case, set forth on Exhibit B attached hereto)), shall be applied in the following order of priority:

FIRST, to the payment of fees and reasonable documented out-of-pocket costs and expenses (including reasonable documented out-of-pocket attorneys’ fees) of the Agent then due and payable hereunder or under any other Loan Documents;

SECOND, pro rata, to the payment of reasonable documented out-of-pocket costs and expenses (including reasonable documented out-of-pocket attorneys’ fees) of the Lenders to the extent reimbursable under the Loan Documents;

THIRD, pro rata to the payment of any other fees then due and payable to the (applicable) Lenders hereunder or under any other Loan Documents;

FOURTH, pro rata to the payment of all Obligations consisting of accrued unpaid interest then due and payable to the (applicable) Lenders hereunder;

FIFTH, pro rata, to the payment of principal then due and payable on the Obligations, provided that all payments in accordance with this item FIFTH shall be applied (x) first to the outstanding principal amount of Fifth Amendment Effective Date Advances until such time as the Fifth Amendment Effective Date Advances have been paid in full in cash, (y) second to the outstanding principal amount of Fifth Amendment Additional Advances until such time as the Fifth Amendment Additional Advances have been paid in full in cash, and (z) third to the payment of principal on the other Obligations; and

SIXTH, pro rata, to the payment of all other Obligations not otherwise referred to in this Section 2.4(e)(i) then due and payable.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category and (ii) each of the Secured Parties entitled to payment shall receive an amount equal to its pro rata share of amounts available to be applied pursuant to clauses second, third, fourth, fifth and sixth above.

(ii) Notwithstanding anything in this Agreement or any other Loan Document which may be construed to the contrary, subsequent to the occurrence and during the continuance of an Event of Default, payments and prepayments with respect to the Obligations (from realization on Collateral or otherwise) shall be applied as provided in Section 2.4(e)(i) or, with respect to any amounts remaining after the application of such payments and prepayments as set forth in clause FIRST of Section 2.4(e)(i), as otherwise determined by the Required Lenders in their sole discretion; provided, that, notwithstanding anything in this Section 2.4(e)(ii) to the contrary, all payments to principal shall be applied (x) first to the outstanding principal amount of Fifth Amendment Effective Date Advances until such time as the Fifth Amendment Effective Date Advances have been paid in full in cash, (y) second to the outstanding principal amount of Fifth Amendment Additional Advances until such time as the Fifth Amendment Additional Advances have been paid in full in cash, and (z) third to the payment of principal on the other Obligations in accordance with Section 2.4(e) of the Agreement, and (ii) upon satisfaction in full of all Obligations in cash, such amount shall be paid to Borrower or such other Person entitled thereto under applicable law. Borrower and each other Loan Party hereby irrevocably waives the right to direct the application during the continuance of an Event of Default of any and all payments in respect of any Obligation and any Proceeds of Collateral.

e) A new Section 6.19 shall be inserted in the Agreement as set forth below:

“6.19. Warrants.

(a) From and after (i) the Fifth Amendment Effective Date and until the Fifth Amendment Warrants Issuance Date, and (ii) the Fifth Amendment Additional Advance Date and until the Fifth Amendment Additional Warrants Issuance Date, the Loan Parties shall, in each case, use their best efforts to obtain, as promptly as practicable, all consents, authorizations, and approvals (including, without limitation, by taking or causing to be taken all actions, and by filing or causing to be filed all documents, necessary or appropriate to obtain shareholder approval for the issuance of the Fifth Amendment Warrants and to comply with Nasdaq Listing Rules 5250(e)(2)(D) and 5635(d)) (collectively, the “Fifth Amendment Warrant Approvals”) necessary to permit the issuance by Parent to the Fifth Amendment Effective Date Incremental Lenders or Fifth Amendment Additional Advance Lenders, as applicable, of Fifth Amendment Warrants sufficient to cause the Fifth Amendment Warrants Issuance Date or the Fifth Amendment Additional Warrants Issuance Date, as applicable, to occur.

(b) If at any time from and after the Fifth Amendment Effective Date and prior to the Fifth Amendment Warrants Issuance Date, (i) all Fifth Amendment Warrant Approvals have been obtained with respect to all or any portion of the Fifth Amendment Warrants that would be required to be issued to cause the Fifth Amendment Warrants Issuance Date to occur, or (ii) the issuance by Parent to the Fifth Amendment Effective Date Incremental Lenders in accordance with the Series F Warrant Agreement and this Section 6.19 of all or any portion of such Fifth Amendment Warrants otherwise is or becomes permitted under all applicable laws, rules, and regulations (including all applicable Nasdaq Listing Rules), in each case, Parent shall, as promptly as practicable (and in any event within 3 Business Days) issue such Fifth Amendment Warrants (or portion thereof) to the Fifth Amendment Effective Date Incremental Lenders, pro rata in accordance with each such Fifth Amendment Effective Date Incremental Lender’s portion of the aggregate Fifth Amendment Effective Date Advance Commitments.

(c) If at any time from and after the Fifth Amendment Additional Advance Date and prior to the Fifth Amendment Additional Warrants Issuance Date, (i) all Fifth Amendment Warrant Approvals have been obtained with respect to all or any portion of the Fifth Amendment Warrants that would be required to be issued to cause the Fifth Amendment Additional Warrants Issuance Date to occur, or (ii) the issuance by Parent to the Fifth Amendment Additional Advance Lenders in accordance with the Series F Warrant Agreement and this Section 6.19 of all or any portion of such Fifth Amendment Warrants otherwise is or becomes permitted under applicable laws, rules, and regulations (including all applicable Nasdaq Listing Rules), in each case, Parent shall, as promptly as practicable (and in any event within 3 Business Days) issue such Fifth Amendment Warrants (or portion thereof) to the Fifth Amendment Additional Advance Lenders, pro rata in accordance with each such Fifth Amendment Additional Advance Lender’s portion of the aggregate Fifth Amendment Additional Commitments.

(d) If the Fifth Amendment Warrants Issuance Date has not occurred by [February 28, 2020] (which date may be extended by the Required Lenders), then upon the request of any Fifth Amendment Effective Date Incremental Lender, the Loan Parties shall negotiate in good faith and use their best efforts to provide such Fifth Amendment Effective Date Incremental Lender with the economic equivalent of the Fifth Amendment Warrants to which such Fifth Amendment Effective Date Incremental Lender would be entitled in connection with the occurrence of the Fifth Amendment Warrants Issuance Date.

(e) If the Fifth Amendment Additional Warrants Issuance Date has not occurred by the date that is [60] days after the Fifth Amendment Additional Advance Date (which date may be extended by the Required Lenders), then upon the request of any Fifth Amendment Additional Advance Lender, the Loan Parties shall negotiate in good faith and use their best efforts to provide such Fifth Amendment Additional Advance Lender with the economic equivalent of the Fifth Amendment Warrants to which such Fifth Amendment Additional Advance Lender would be entitled in connection with the occurrence of the Fifth Amendment Additional Warrants Issuance Date.

f) Section 9.2(a) of the Agreement is amended and restated in its entirety as set forth below:

“(a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 6.1, 6.2, 6.3 (solely if any Loan Party or any of its Subsidiaries is not in good standing in its jurisdiction of organization), 6.5(a) (solely with respect to F.I.C.A., F.U.T.A., federal income taxes and any other taxes or assessments the non-payment of which may result in a Lien having priority over Liens securing the Obligations), 6.5(b), 6.6, 6.7 (solely if any Loan Party or any of its Subsidiaries refuses to allow the Agent, the Lenders or their representatives or agents to visit its properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss its affairs, finances, and accounts with its officers and employees), 6.8, 6.11, 6.12, 6.13, 6.14, 6.18, or 6.19, (ii) Section 7, or (iii) the Intercreditor Agreement;”

g) Section 7.14 of the Agreement is amended and restated in its entirety as set forth below:

“Section 7.14 Limitation on Issuance of Stock. Except for the issuance or sale of common stock or Permitted Preferred Stock by the Borrower (and the issuance of common stock of Parent in connection with (i) any conversion of Convertible Notes or warrants into such common stock, or (ii) the exercise of warrants, stock options, awards under equity incentive plans or similar securities or agreements), issue or sell or enter into any agreement or arrangement for the issuance and sale of any Stock of Borrower or a Subsidiary of Borrower other than to a Loan Party or, in the case of Stock of an Excluded Subsidiary, to any other Excluded Subsidiary.”

4. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment and the obligation of the Fifth Amendment Effective Date Incremental Lenders to make the Fifth Amendment Effective Date Advances hereunder, are subject to the fulfillment, to the satisfaction of, or waiver by the Agent (at the direction of the Required Lenders) and All Lenders or Required Lenders, as the case may be (or such lesser percentage of Lenders set forth below) of each of the following:

a) the Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, All Lenders and the Agent;

b) the Agent shall have received a Fifth Amendment Effective Date Advance Request no later than 11:00 a.m. (New York City time) one Business Day prior to the requested date of the borrowing of the Fifth Amendment Effective Date Advances;

c) the Agent shall have received evidence from Borrower that the execution, delivery and performance of this Amendment by the Borrower and the Guarantors has been duly authorized by all necessary corporate action, including without limitation the approval of the Board of Directors of the Borrower and the Guarantors;

d) the Borrower shall have obtained the necessary consents under the Term Documents and the Convertible Notes Documents to effect this Amendment, in the form attached as Exhibit A and Exhibit B hereto, duly executed and delivered by the parties thereto;

e) the Borrower shall have obtained the necessary amendments under the Existing Intercreditor Agreement and the New Intercreditor Agreement each in form attached as Exhibit A and Exhibit B hereto, duly executed and delivered by the Borrower, the Agent, the Term Loan Agent, the Convertible Notes Trustee and requisite lenders or holders under the Agreement, the Term Loan Agreement and the Convertible Notes Indenture, as applicable;

f) Parent shall have entered into that certain Warrant Agreement, dated as of the date hereof, between Parent and Continental Stock Transfer & Trust Company as Warrant Agent (the “Series F Warrant Agreement”), and the Series F Warrant Agreement shall be in full force and effect;

g) pursuant to and in accordance with the Warrant Agreement, Parent shall have issued to each Fifth Amendment Effective Date Incremental Lender its pro rata share (based on such Fifth Amendment Effective Date Incremental Lender’s Fifth Amendment Effective Date Advance

Commitments as a portion of the aggregate Fifth Amendment Effective Date Advance Commitments) of Warrants (as defined in the Series F Warrant Agreement) exercisable, subject to the terms and conditions of the Series F Warrant Agreement, for Common Shares (as defined in the Series F Warrant Agreement) constituting at least 9.99% of the issued and outstanding Common Shares (as defined in the Series F Warrant Agreement) of Parent (excluding, for the avoidance of doubt, Convertible Securities to the extent not exercised or converted into Common Shares). It being agreed that such warrants shall be delivered directly by Parent to each Fifth Amendment Effective Date Incremental Lender and the Agent may assume each Fifth Amendment Effective Date Incremental Lender has received such Warrants unless it has received written notice to the contrary from such Fifth Amendment Effective Date Incremental Lender;

h) unless waived by the Fifth Amendment Effective Date Incremental Lenders, the representations and warranties of Borrower and each other Loan Party or its Subsidiaries contained in the Agreement and in the other Loan Documents shall be true and correct in all material respects (except as affected or impacted by the Ongoing Material Events and except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of the Fifth Amendment Effective Date (before and after giving effect to making the Fifth Amendment Effective Date Advances), as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct as of such earlier date);

i) the Forbearance Agreement dated as of September 23, 2019, among the Borrower, the Guarantors, and the Forbearing Lenders (as defined therein) (the “Forbearance Agreement”) shall be in full force and effect, and no Termination Event (as defined therein) shall have occurred thereunder (it being agreed that the Agent may assume the Forbearance Agreement is in full force and effect unless it has received written notice to the contrary from the Supermajority Lenders);

j) no Default or Event of Default (other than the Existing Defaults (as defined in the Forbearance Agreement) and the Potential Defaults (as defined in the Forbearance Agreement)) shall have occurred and be continuing on the date of such Fifth Amendment Effective Date Advance, nor shall either result from the making thereof;

k) after giving effect to the making of the Fifth Amendment Effective Date Advances, the aggregate amount of all outstanding Advances under the Agreement (excluding any Protective Advances) shall not exceed the Maximum Amount;

l) the Agent and the Lenders shall have received a legal opinion from counsel to the Borrower in form and substance satisfactory to the Required Lenders;

m) the Agent and the Lenders shall have received an officer’s certificate from an Authorized Person of Borrower, in form and substance reasonably satisfactory to the Required Lenders affirming that the conditions precedent (h), (j) and (k) in Section4 of this Amendment have been satisfied; and

n) the Borrower shall have paid all costs and expenses of the Agent and Lenders (i) incurred by or on behalf of the Agent or Lenders (including reasonable attorneys’ fees and expenses) arising under or in connection with the preparation, execution and delivery of this Amendment, and (ii) invoiced and outstanding on the date hereof.

For purposes of determining compliance with the conditions specified in this Amendment each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by this Amendment shall have received written notice from such Lender prior to the date on which the Fifth Amendment Effective Date

Advance is required to be made specifying its objection thereto and such Lender, if applicable, shall not have made available to the Agent such Lender’s ratable portion of such Fifth Amendment Effective Date Advance. For purposes of this Amendment, “Ongoing Material Events” means (i) all of the Existing Defaults as defined in the Forbearance Agreement, (ii) all of the Potential Defaults as defined in the Forbearance Agreement, (iii) all activities related to completing the pending full restatement of the audited financial statements of the Parent and its subsidiaries in compliance with GAAP and SEC rules and regulations, and (iv) any activities and matters related to the Existing Defaults and Potential Defaults being undertaken or overseen by the Special Committee of the Parent’s Board of Directors.

5. Confirmation of Compliance with Section 15.1 of the Agreement. The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section. The Borrower confirms that this Amendment is permitted under the Agreement and is not prohibited by the terms of the Existing Intercreditor Agreement or the New Intercreditor Agreement (after giving effect to the amendments attached hereto as Exhibit A and Exhibit B, respectively) or the Junior Documents (as defined in the Existing Intercreditor Agreement and the New Intercreditor Agreement).

6. Forbearance. The Borrower and the Guarantors acknowledge the continued existence of the Existing Defaults. The Borrower and the Guarantors further acknowledge and agree that the Lenders are not in any way agreeing to waive such Existing Defaults as a result of this Amendment or the performance by the parties of their respective obligations hereunder. All of the Secured Parties’ rights and remedies under the Agreement, the Forbearance Agreement and the other Loan Documents are expressly reserved.

7. Representations and Warranties. Each of the Loan Parties hereby represents and warrants that the execution and delivery of this Amendment and, after giving effect to the amendments contained herein, the performance by each of them of their respective obligations under the Agreement, in each case, are within its powers, have been duly authorized, are not in contravention of applicable law or the terms of its operating agreement or other organizational documents and except as have been previously obtained, do not require the consent or approval of any governmental body, agency or authority (other than the Fifth Amendment Warrant Approvals), and this Amendment and the Agreement (as amended hereby) will constitute the valid and binding obligations of the Loan Parties, as applicable, enforceable in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance, ERISA or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

8. Reference to and Effect on the Agreement. Each of the Loan Parties hereby reaffirms, confirms, ratifies, covenants, and agrees to be bound by each of its covenants, agreements, and obligations under the Agreement (as amended hereby), and each other Loan Document previously executed and delivered by it. Each reference in the Agreement to “this Agreement” or “the Loan Agreement” shall be deemed to refer to the Agreement after giving effect to this Amendment. This Amendment is a Loan Document.

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

10. Direction; Indemnity; Expenses. Each of the Lenders party hereto (which collectively constitute All Lenders) hereby (i) authorizes and directs the Agent to execute and deliver this Amendment, the Amendment to the Existing Intercreditor Agreement, in substantially the form attached hereto as Exhibit A, the Amendment to the New Intercreditor Agreement, in substantially the form attached hereto as Exhibit B, and any documents requested by the Borrower or the Lenders making Fifth Amendment Additional Advances and to perform its duties hereunder and thereunder on behalf of the Secured Parties, and (ii) acknowledges and agrees that the foregoing directed action constitutes a direction from the Lenders under Article 17 of the Agreement, including, without limitation, Section 17.1 and Section 17.3 of the Agreement.

The Borrower, the Guarantors party hereto and the Lenders party hereto expressly agree and confirm that the Agent’s right to indemnification, as set forth in Sections 11.3 and 17.5 of the Agreement shall apply with respect to any and all losses, claims, liabilities costs and expenses that the Agent suffers, incurs or is threatened with relating to actions taken or omitted by the Agent (in accordance with the Agreement) in connection with this Amendment and any other documents contemplated hereby. The Borrower hereby agrees to pay on demand all costs and expenses in accordance with Section 19.9 of the Agreement, in each case, incurred in connection with the preparation, negotiation and execution of this Amendment and all related documents.

11. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York without giving effect to its principles of conflicts of laws.

12. Guarantors Consent and Acknowledgement. The Guarantors, for value received, hereby consent to the Borrower’s execution and delivery of this Amendment, and the performance by the Borrower of its agreements and obligations hereunder. This Amendment and the performance or consummation of any transaction that may be contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair the Guarantors’ liabilities and obligations to Agent and/or Lenders under the Loan Documents (including without limitation the Guaranteed Obligations). Each of the Guarantors acknowledges and agrees that (i) the Guaranty to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (ii) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.

13. Lenders Consent and Acknowledgement. Each of the Lenders party hereto consents to (i) the Borrower incurring the Fifth Amendment Effective Date Advance Commitments and the Fifth Amendment Effective Date Advances on the Fifth Amendment Effective Date, (ii) the Fifth Amendment Effective Date Incremental Lenders issuing the additional Fifth Amendment Effective Date Advance Commitments and providing the Fifth Amendment Effective Date Advances to the Borrower on the Fifth Amendment Effective Date, (iii) the amendments to the Agreement set forth in this Amendment, (iv) the Borrower incurring the Fifth Amendment Additional Commitments and the Fifth Amendment Additional Advances (if any) upon the effectiveness of the Fifth Amendment Additional Advance Date (if any); (v) the Fifth Amendment Additional Advance Lenders providing the Fifth Amendment Additional Advances (if any) to the Borrower upon the occurrence of the Fifth Amendment Additional Advance Date (if any); and (vi) the amendments to the Existing Intercreditor Agreement and the New Intercreditor Agreement, as set forth in the amendments attached hereto as Exhibit A and Exhibit B, respectively.

14. Reaffirmation. In each case, except as modified by this Amendment, each of the Loan Parties hereby (i) acknowledges and agrees that all of its pledges, grants of securities interests and Liens and other obligations under the Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (x) each Lien granted by it to the Agent for the benefit of the Secured Parties, and (y) the guarantees (including the Guaranty) made by it pursuant to the Agreement, and (iii) acknowledges and agrees that the grants of security interests and Liens by and the guarantees of the Guarantors contained in the Agreement and the other Loan Documents are, and shall remain, in full force and effect on and after the Fifth Amendment Effective Date. Except as specifically modified herein, the Loan Documents and the Obligations are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms.

15. Release. The Borrower and the Loan Parties (collectively, the “Releasing Parties”) hereby release, acquit and forever discharge the Agent, the Lenders party hereto and their respective Lender-Related Parties (collectively, the “Released Parties”) from and against any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims (including, without limitation, crossclaims, counterclaims and rights of set-off and recoupment) and demands whatsoever, whether known or unknown, whether asserted or unasserted, in contract, tort, law or equity which any Releasing Party may have against any of the Released Parties by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring on or prior to the date hereof that relate to the Agreement, the other Loan Documents, this Amendment or the transactions contemplated thereby or hereby (except to the extent arising from the willful misconduct or gross negligence of any Released Parties), including but not limited to any such claim or defense to the extent that it relates to (a) any covenants, agreements, duties or obligations set forth in the Loan Documents or (b) any actions or omissions of any of the Released Parties in connection with the initiation or continuing exercise of any right or remedy contained in the Loan Documents or at law or in equity with respect to the Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

BORROWER:

SAEXPLORATION, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

GUARANTORS:

SAEXPLORATION HOLDINGS, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Chief Executive Officer

SAEXPLORATION SUB, INC.

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

NES, LLC

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/ Michael J. Faust
Name: Michael J. Faust
Title: Interim Chief Executive Officer

[Signature Page to Amendment No. 5 to Third Amended and Restated Credit and Security Agreement]

AGENT:

CANTOR FITZGERALD SECURITIES, as Agent

By:	/s/ James Buccola
Name: James Buccola
Title: Head of Fixed Income

[Signature Page to Amendment No. 5 to Third Amended and Restated Credit and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

WHITEBOX ASYMMETRIC PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

WHITEBOX CREDIT PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: Partner & CEO

[Signature Page to Amendment No. 5 to Third Amended and Restated Credit and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

BLUE MOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

[Signature Page to Amendment No. 5 to Third Amended and Restated Credit and Security Agreement]

BLUEMOUNTAIN SUMMIT TRADING L.P.

By:	/s/ David O’Mara
Name: David O’Mara
Title: Deputy General Counsel

[Signature Page to Amendment No. 5 to Third Amended and Restated Credit and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

JOHN PECORA

By:	/s/ John Pecora

[Signature Page to Amendment No. 5 to Third Amended and Restated Credit and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

HIGHBRIDGE MSF INTERNATIONAL LTD.
By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jason Hempel
Name: Jason Hempel
Title: Managing Director

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.
By: Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Jason Hempel
Name: Jason Hempel
Title: Managing Director

[Signature Page to Amendment No. 5 to Third Amended and Restated Credit and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

AMZAK CAPITAL MANAGEMENT, LLC

By:	/s/ Samuel Barker
Name: Samuel Barker
Title: Senior Fixed Income Analyst

[Signature Page to Amendment No. 5 to Third Amended and Restated Credit and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

JEFF HASTINGS

By:	/s/ Jeff Hastings
Name:
Title:

[Signature Page to Amendment No. 5 to Third Amended and Restated Credit and Security Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal as of the date first above written.

LENDERS:

DUPONT PENSION TRUST

By:	/s/ Kris Kowal
Name: Kris Kowal
Title: Managing Director

[Signature Page to Amendment No. 5 to Third Amended and Restated Credit and Security Agreement]